UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2006

AMERIQUEST MORTGAGE SECURITIES INC.

(as depositor under the Pooling and Servicing Agreement,
dated as of September 1, 2006, providing for the issuance of
Asset-Backed Pass-Through Certificates, Series ARSI 2006-M3)

Ameriquest Mortgage Securities Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-131452-03 (Commission File Number)	33-0885129 (I.R.S. Employer Identification Number)

1100 Town & Country Road, Suite 1100 Orange, California (Address of Principal Executive Offices)	92868 (Zip Code)

Registrant's telephone number, including area code: (714) 564-0660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Completion of Acquisition or Disposition of Assets

Item 2.01 Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On September 27, 2006, a series of certificates, entitled Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series ARSI 2006-M3, were issued pursuant to a pooling and servicing agreement, dated as of September 1, 2006 (the “Agreement”), attached hereto as Exhibit 4.1, among Ameriquest Mortgage Securities Inc. as depositor (the “Depositor”), Ameriquest Mortgage Company as master servicer (the “Master Servicer”) and Deutsche Bank National Trust Company as trustee (the “Trustee”). The Certificates consist of nineteen classes of certificates (collectively, the “Certificates”), designated as the Class A-1 Certificates, Class A-2A Certificates, Class A-2B Certificates, Class A-2C Certificates, Class A-2D Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates, Class M-9 Certificates, Class M-10 Certificates, Class CE Certificates, Class P Certificates, Class R Certificates and Class R-X Certificates. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool’”) of conventional, one- to four-family, adjustable-rate and fixed-rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $1,992,427,568.79 as of September 1, 2006 (the “Cut-off Date”). The Class A-1 Certificates, Class A-2A Certificates, Class A-2B Certificates, Class A-2C Certificates, Class A-2D Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates and Class M-9 Certificates (collectively, the “Offered Certificates”) were sold by the Depositor to Greenwich Capital Markets, Inc., Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and UBS Securities LLC (the “Underwriters”), pursuant to an Underwriting Agreement, dated September 12, 2006 (the “Underwriting Agreement”), among the Depositor, Ameriquest Mortgage Company and the Underwriters.

The Offered Certificates have the following initial Certificate Principal Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance(1)	Pass-Through Rate

A-1	$786,305,000	Variable(2)
A-2A	$339,159,000	Variable(2)
A-2B	$151,893,000	Variable(2)
A-2C	$166,127,000	Variable(2)
A-2D	$135,514,000	Variable(2)
M-1	$110,580,000	Variable(2)
M-2	$73,720,000	Variable(2)
M-3	$32,875,000	Variable(2)
M-4	$29,886,000	Variable(2)
M-5	$29,886,000	Variable(2)
M-6	$25,902,000	Variable(2)
M-7	$23,909,000	Variable(2)
M-8	$15,939,000	Variable(2)
M-9	$12,951,000	Variable(2)

(1) Approximate.
(2) The pass-through rate on this class of certificates will be based on one-month LIBOR plus the applicable margin set forth above, subject to the rate caps described in the prospectus supplement.

The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated September 12, 2006 (the “Prospectus Supplement”), and the Prospectus, dated March 9, 2006, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class M-10, Class CE, Class P, Class R and Class R-X Certificates (the “Non-Offered Certificates”) were not and will not be publicly offered by the Depositor and are thereby exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. On the Closing Date, the Class CE and Class P Certificates were sold to Barclays Bank PLC, and the Class R and Class R-X Certificates were sold to Wachovia Bank N.A. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

Exhibit No.	Description
4.1
Pooling and Servicing Agreement, dated as of September 1, 2006, by and among Ameriquest Mortgage Securities Inc. as Depositor, Ameriquest Mortgage Company as Master Servicer and Deutsche Bank National Trust Company as Trustee relating to the Series ARSI 2006-M3 Certificates.

4.2	Underwriting Agreement, dated as of September 12, 2006, by and among Ameriquest Mortgage Company, Ameriquest Mortgage Securities Inc. and the Underwriters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 23, 2006

AMERIQUEST MORTGAGE SECURITIES INC.

By:	/s/ John P. Grazer
Name:	John P. Grazer
Title:	CFO

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.1
Pooling and Servicing Agreement, dated as of September 1, 2006, by and among Ameriquest Mortgage Securities Inc. as Depositor, Ameriquest Mortgage Company as Master Servicer and Deutsche Bank National Trust Company as Trustee relating to the Series ARSI 2006-M3 Certificates.

4.2	Underwriting Agreement, dated as of September 12, 2006, by and among Ameriquest Mortgage Company, Ameriquest Mortgage Securities Inc. and the Underwriters.